Exhibit 10.6
[Series A]
LIBERTY GLOBAL, INC.
2005 INCENTIVE PLAN
STOCK APPRECIATION RIGHTS AGREEMENT
          THIS STOCK APPRECIATION RIGHTS AGREEMENT (“Agreement”) is made as of           , 200      (the “Grant Date”), by and between LIBERTY GLOBAL, INC., a Delaware corporation (the “Company”), and the individual whose name, address and social security/payroll number appear on the signature page hereto (the “Grantee”).
          The Company has adopted the Liberty Global, Inc. 2005 Incentive Plan, as amended and restated (the “Plan”), a copy of which is attached to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of, and independent contractors providing services to, the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein will have the meaning given thereto in the Plan.
          Pursuant to the Plan, the Compensation Committee (the “Committee”) appointed by the Board pursuant to Section 3.1 of the Plan to administer the Plan has determined that it would be in the interest of the Company and its stockholders to award a stock appreciation right to Grantee, subject to the conditions and restrictions set forth herein and in the Plan, in order to provide the Grantee additional remuneration for services rendered, to encourage the Grantee to continue to provide services to the Company or its Subsidiaries and to increase the Grantee’s personal interest in the continued success and progress of the Company.
          The Company and the Grantee therefore agree as follows:
          1. Definitions. The following terms, when used in this Agreement, have the following meanings:
          “Base Price” means $                     per LBTYA share.
          “Business Day” means any day other than Saturday, Sunday or a day on which banking institutions in Denver, Colorado, are required or authorized to be closed.
          “Cause” has the meaning specified for “cause” in Section 11.2(b) of the Plan.
          “Close of Business” means, on any day, 5:00 p.m., Denver, Colorado time.
          “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.
          “Committee” has the meaning specified in the recitals to this Agreement.
          “Company” has the meaning specified in the preamble to this Agreement.

          “Direct Registration System” means the book-entry registration system maintained by the Company’s stock transfer agent, pursuant to which shares of LBTYA are held in non-certificated form for the benefit of the registered holder thereof.
          “Grant Date” has the meaning specified in the preamble to this Agreement.
          “Grantee” has the meaning specified in the preamble to this Agreement.
          “LBTYA” means the Series A common stock, par value $.01 per share, of the Company.
          “Plan” has the meaning specified in the recitals of this Agreement.
          “Required Withholding Amount” has the meaning specified in Section 5 of this Agreement.
          “SAR” has the meaning specified in Section 2 of this Agreement.
          “Special Termination Period” has the meaning specified in Section 7(d) of this Agreement.
          “Term” has the meaning specified in Section 2 of this Agreement.
          “Termination of Service” means the Grantee’s provision of services to the Company and its Subsidiaries as an officer, employee or independent contractor, terminates for any reason.
          “Year of Continuous Service” has the meaning specified in Section 7(d) of this Agreement.
          2. Grant of Stock Appreciation Right. Subject to the terms and conditions herein, pursuant to the Plan, the Company grants to the Grantee a Free-Standing SAR with respect to the number of shares of LBTYA set forth on the signature page hereto (each a “SAR” and collectively the “SARs”). Upon exercise of a SAR in accordance with this Agreement, the Company will, subject to Section 5 below, pay to the Grantee consideration equal to the amount, if any, by which the Fair Market Value of a share of LBTYA as of the date on which such exercise is considered to occur pursuant to Section 4 exceeds the Base Price of such SAR. The SARs, to the extent they have become exercisable in accordance with Section 3, will be exercisable during the period commencing on the Grant Date and expiring at the Close of Business on _________, 200___ (the “Term”), subject to earlier termination as provided in Section 7. The Base Price and number of SARs are subject to adjustment pursuant to Section 11.
          3. Conditions of Exercise. Unless otherwise determined by the Committee in its sole discretion, the SARs will be exercisable only in accordance with the conditions stated in this Section 3.
     (a) Except as otherwise provided in Section 11.1(b) of the Plan or in the last sentence of this Section 3(a), the SARs will not be exercisable until           , 200

and may be exercised thereafter only to the extent they have become exercisable in accordance with the following schedule:
(i)	On and after , 200 , 12.5% of the SARs will be exercisable;

(ii)	On each , , and thereafter, an additional 6.25% of the SARs will become exercisable; and

(iii)	On and after , 200 , 100% of the SARs will be exercisable.
Notwithstanding the foregoing, (x) all SARs will become exercisable on the date of Termination of Service if the Termination of Service occurs by reason of Grantee’s death or Disability, and (y) if the Termination of Service is by the Company or a Subsidiary without Cause (as determined in the sole discretion of the Committee) more than six months after the Grant Date, the Grantee will be entitled to exercise all SARs that had previously become exercisable, plus the product of (x) one-third (1/3) of the additional number of SARs that would have become exercisable on the next following date set forth in the above schedule, times (y) the number of full months of employment completed since the most recent date of vesting specified in the foregoing schedule.
     (b) To the extent the SARs become exercisable, all or any of such SARs may be exercised (at any time or from time to time, except as otherwise provided herein) until expiration of the Term or earlier termination thereof.
     (c) The Grantee acknowledges and agrees that the Committee, in its discretion and as contemplated by Section 3.3 of the Plan, may adopt rules and regulations from time to time after the date hereof with respect to the exercise of the SARs and that the exercise by the Grantee of SARs will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Committee may determine are applicable thereto.
          4. Manner of Exercise. The SARs will be considered exercised (as to the number of SARs specified in the notice referred to in Section 4(a) below) on the latest of (i) the date of exercise designated in the written notice referred to in Section 4(a) below, (ii) if the date so designated is not a Business Day, the first Business Day following such date or (iii) the earliest Business Day by which the Company has received all of the following:
     (a) A properly executed written exercise notice, in the form attached hereto as Exhibit B or such other form as the Committee may require, containing such representations and warranties as the Committee may require and designating, among other things, the date of exercise and the number of SARs to be exercised;
     (b) Any other documentation that the Committee may reasonably require.
          5. Mandatory Withholding for Taxes. The Grantee acknowledges and agrees that the Company will deduct from the cash or shares of LBTYA otherwise payable or deliverable upon exercise of any SARs, an amount of cash, a number of shares of LBTYA (valued at their Fair Market Value on the date of exercise) or a combination of the foregoing that is equal to the amount, if any, of all national, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee (the “Required Withholding Amount”).
          6. Payment or Delivery by the Company. As soon as practicable after receipt of all items referred to in Section 4, and subject to the withholding referred to in Section 5, the Company will deliver or cause to be delivered to or at the direction of the Grantee the amount of consideration determined under the second sentence of Section 2 above, which consideration shall consist of cash, shares of LBTYA (valued at their Fair Market Value on the date of exercise) or a combination of the foregoing, as determined by the Committee. Any delivery of shares of LBTYA will be deemed effected for all purposes when (i) a certificate representing such shares or statement of holdings reflecting such shares held through the Direct Registration System has been delivered personally to the Grantee or, if delivery is by mail, when the stock transfer agent of the Company has deposited the certificate or statement of holdings in the United States mail, addressed to the Grantee, or (ii) confirmation of deposit into the designated broker’s account of such shares, in written or electronic format, is first made available to Grantee. Any cash payment will be deemed effected when the Company or a Subsidiary makes the payment by any of the following means: (i) by check , payable to or at the direction of the Grantee and in the amount equal to the amount of the cash payment, delivered personally to or at the direction of the Grantee or deposited in the United States mail, addressed to the Grantee or his or her nominee, or (ii) by delivery of the amount of such cash payment by electronic transfer to Grantee’s designated account.
          7. Early Termination of the SARs. Unless otherwise determined by the Committee in its sole discretion, the SARs will terminate, prior to the expiration of the Term, at the time specified below:
     (a) Subject to Section 7(b), if Termination of Service occurs other than (i) by the Company or a Subsidiary (whether for Cause or without Cause) or (ii) by reason of Grantee’s death or Disability, then the SARs will terminate at the Close of Business on the first Business Day following the expiration of the 90-day period which began on the date of Termination of Service.
     (b) If the Grantee dies (i) prior to Termination of Service or prior to the expiration of a period of time following Termination of Service during which the SARs remain exercisable as provided in Section 7(a) or Section 7(c), as applicable, the SARs will terminate at the Close of Business on the first Business Day following the expiration of the one-year period which began on the date of the Grantee’s death, or (ii) prior to the expiration of a period of time following Termination of Service during which the SARs remain exercisable as provided in Section 7(d), the SARs will terminate at the Close of Business on the first Business Day following the expiration of (A) the one-year period which began on the date of the Grantee’s death or (B) the Special Termination Period, whichever period is longer.

     (c) Subject to Section 7(b), if Termination of Service occurs by reason of Disability, then the SARs will terminate at the Close of Business on the first Business Day following the expiration of the one-year period which began on the date of Termination of Service.
     (d) If Termination of Service is by the Company or a Subsidiary without Cause (as determined in the sole discretion of the Committee), the SARs will terminate at the Close of Business on the first Business Day following the expiration of the Special Termination Period. The Special Termination Period is the period of time beginning on the date of Termination of Service and continuing for the number of days that is equal to the sum of (a) 90, plus (b) 180 multiplied by the Grantee’s total Years of Continuous Service, provided that the Special Termination Period will in any event expire on the second anniversary of the date of Termination of Service. A Year of Continuous Service means a consecutive 12-month period, measured by the Grantee’s hire date (as reflected in the payroll records of the Company or a Subsidiary) and the anniversaries of that date, during which the Grantee is employed by the Company or a Subsidiary without interruption. For purposes of determining the Grantee’s Years of Continuous Service, Grantee’s employment with the Company’s former parent, Liberty Media Corporation (“LMC”), and any predecessor of the Company or LMC will be included, provided that the Grantee’s hire date with the Company or a Subsidiary occurred within 30 days following the Grantee’s termination of employment with LMC or such predecessor. If the Grantee was employed by a Subsidiary at the time of such Subsidiary’s acquisition by the Company, the Grantee’s employment with the Subsidiary prior to the acquisition date will not be included in determining the Grantee’s Years of Continuous Service unless the Committee, in its sole discretion, determines that such prior employment will be included. Notwithstanding the foregoing, the business combination in which Liberty Media International, Inc. and UnitedGlobalCom, Inc. and their respective Subsidiaries became Subsidiaries of the Company on June 15, 2005 shall not be deemed an acquisition of any such Subsidiary by the Company for purpose of the preceding sentence.
     (e) If Termination of Service is by the Company or a Subsidiary for Cause, then the SARs will terminate immediately upon such Termination of Service.
          In any event in which the SARs remain exercisable for a period of time following the date of Termination of Service as provided above, the SARs may be exercised during such period of time only to the extent the same were exercisable as provided in Section 3 above on such date of Termination of Service. Unless the Committee otherwise determines, neither a change of the Grantee’s employment from the Company to a Subsidiary or from a Subsidiary to the Company or another Subsidiary, nor a change in Grantee’s status from an independent contractor to an employee, will be a Termination of Service for purposes of this Agreement if such change of employment or status is made at the request or with the express consent of the Company. Unless the Committee otherwise determines, however, any such change of employment or status that is not made at the request or with the express consent of the Company and any change in Grantee’s status from an employee to an independent contractor will be a Termination of Service within the meaning of this Agreement. Notwithstanding any period of time referenced in this Section 7 or any other provision of this Section 7 that may be construed to the contrary, the SARs will in any event terminate upon the expiration of the Term.
          8. Automatic Exercise of SARs. Immediately prior to the termination of SARs, as provided in Section 7(a), 7(b), 7(c) or 7(d) above or upon expiration of the Term, all remaining SARs then exercisable will be deemed to have been exercised by the Grantee. Notwithstanding any other provision of this Agreement, no exercise of SARs will be deemed to occur upon Termination of Service for Cause.
          9. Nontransferability. During the Grantee’s lifetime, the SARs are not transferable (voluntarily or involuntarily) other than pursuant to a Domestic Relations Order and, except as otherwise required pursuant to a Domestic Relations Order, are exercisable only by the Grantee or the Grantee’s court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the SARs will pass upon the Grantee’s death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit C or such other form as may be prescribed by the Committee, provided that no such designation will be effective unless so filed prior to the death of the Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee’s death, the SARs will pass by will or the laws of descent and distribution. Following the Grantee’s death, the SARs, if otherwise exercisable, may be exercised by the person to whom such right passes according to the foregoing and such person will be deemed the Grantee for purposes of any applicable provisions of this Agreement.
          10. No Stockholder Rights. The Grantee will not, by reason of the Award granted under this Agreement, be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of LBTYA, nor will the existence of this Agreement affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 11.16 of the Plan.
          11. Adjustments. The SARs will be subject to adjustment (including, without limitation, as to the number of SARs and the Base Price per share) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.
          12. Restrictions Imposed by Law. Without limiting the generality of Section 11.8 of the Plan, the Grantee will not exercise any SARs, and the Company will not be obligated to make any cash payment or issue or cause to be issued any shares of LBTYA, if counsel to the Company determines that such exercise, payment or issuance would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which shares of LBTYA are listed or quoted. The Company will in no event be obligated to take any affirmative action in order to cause the exercise of the SARs or the resulting payment of cash or issuance of shares of LBTYA to comply with any such law, rule, regulation or agreement.

          13. Notice. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement will be in writing and will be delivered personally or sent by United States first class mail, postage prepaid, overnight courier, freight prepaid or sent by facsimile and addressed as follows:
Liberty Global, Inc.
12300 Liberty Boulevard
Englewood, Colorado 80112
Attn: General Counsel
Fax: 303-220-6691
Any notice or other communication to the Grantee with respect to this Agreement will be in writing and will be delivered personally, or will be sent by United States first class mail, postage prepaid, to the Grantee’s address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.
          14. Amendment. Notwithstanding any other provision hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee. Without limiting the generality of the foregoing, without the consent of the Grantee,
     (a) this Agreement may be amended or supplemented from time to time as approved by the Committee (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of the Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject to any required approval of the Company’s stockholders and, provided, in each case, that such changes will not adversely affect the rights of the Grantee with respect to the Award evidenced hereby, or (iii) to reform the Award made hereunder as contemplated by Section 11.18 of the Plan or to exempt the Award made hereunder from coverage under Section 409A, or (iv) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and
     (b) subject to any required action by the Board or the stockholders of the Company, the SARs granted under this Agreement may be canceled by the Company and a new Award made in substitution therefor, provided that the Award so substituted will satisfy all of the requirements of the Plan as of the date such new Award is made and no such action will adversely affect any SARs to the extent then exercisable.
          15. Grantee Employment.
          (a) Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, will confer or be construed to confer on the Grantee any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with any right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, to terminate the Grantee’s employment or service at any time, with or without cause.
          (b) The Award hereunder is special incentive compensation that will not be taken into account, in any manner, as salary, earnings, compensation, bonus or benefits, in determining the amount of any payment under any pension, retirement, profit sharing, 401(k), life insurance, salary continuation, severance or other employee benefit plan, program or policy of the Company or any of its Subsidiaries or any employment agreement or arrangement with the Grantee.
          (c) It is a condition of the Grantee’s Award that, in the event of Termination of Service for whatever reason, whether lawful or not, including in circumstances which could give rise to a claim for wrongful and/or unfair dismissal (whether or not it is known at the time of Termination of Service that such a claim may ensue), the Grantee will not by virtue of such Termination of Service, subject to Section 3 of this Agreement, become entitled to any damages or severance or any additional amount of damages or severance in respect of any rights or expectations of whatsoever nature the Grantee may have hereunder or under the Plan. Notwithstanding any other provision of the Plan or this Agreement, the Award hereunder will not form part of the Grantee’s entitlement to remuneration or benefits pursuant to the Grantee’s employment agreement or arrangement, if any. The rights and obligations of the Grantee under the terms of his or her employment agreement, if any, will not be enhanced hereby.
          (d) In the event of any inconsistency between the terms hereof or of the Plan and any employment, severance or other agreement with the Grantee, the terms hereof and of the Plan shall control.
          16. Nonalienation of Benefits. Except as provided in Section 9 of this Agreement, (i) no right or benefit under this Agreement will be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same will be void, and (ii) no right or benefit hereunder will in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Grantee or other person entitled to such benefits
          17. Data Privacy.
          (a) The Grantee’s acceptance hereof shall evidence the Grantee’s explicit and unambiguous consent to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data by and among, as applicable, the Grantee’s employer (the “Employer”) and the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, bonus and employee benefits, nationality, job title and description, any shares of stock or directorships or other positions held in the Company, its subsidiaries and affiliates, details of all options, stock appreciation rights, restricted shares, restricted share units or any other entitlement to shares of stock or other Awards granted, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, annual performance objectives, performance reviews and performance ratings, for the purpose of implementing, administering and managing Awards under the Plan (“Data”).
          (b) The Grantee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipients’ country (e.g. the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any shares of stock acquired with respect to an Award.
          (c) The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that the Grantee may at any time view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands, however, that refusing or withdrawing the Grantee’s consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of a refusal to consent or withdrawal of consent, the Grantee may contact the Grantee’s local human resources representative.
          18. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Colorado. Each party irrevocably submits to the general jurisdiction of the state and federal courts located in the State of Colorado in any action to interpret or enforce this Agreement and irrevocably waives any objection to jurisdiction that such party may have based on inconvenience of forum.
          19. Construction. References in this Agreement to “this Agreement” and the words “herein,” “hereof,” “hereunder” and similar terms include all Exhibits and Schedules appended hereto. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. The word “include” and all variations thereof are used in an illustrative sense and not in a limiting sense. All decisions of the Committee upon questions regarding this Agreement will be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan will control. The headings of the sections of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and will in no way modify or restrict any of the terms or provisions hereof.
          20. Duplicate Originals. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy will be an original, but all of them together represent the same agreement.

          21. Rules by Committee. The rights of the Grantee and the obligations of the Company hereunder will be subject to such reasonable rules and regulations as the Committee may adopt from time to time.
          22. Entire Agreement. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and the Grantee regarding the subject matter hereof. The Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Award and replaces and makes null and void any prior agreements between the Grantee and the Company regarding the Award. This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.
          23. Grantee Acceptance. The Grantee will signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company. If the Grantee does not execute and return this Agreement by                      , 200    , the grant of the SARs shall be null and void.
[Signature page follows.]

Signature Page to Stock Appreciation Rights Agreement (Series A)
dated as of                , 200       between Liberty Global, Inc., and Grantee

LIBERTY GLOBAL, INC.

By:
Name:	Elizabeth M. Markowski
Title:	Senior Vice President

ACCEPTED:

Grantee Name:
Address:

City/State/Country:
Social Security Number /Payroll Number:

Grant No. S
     Number of shares of LBTYA as to which Free-Standing SAR is granted:

Exhibit A
to
Stock Appreciation Rights Agreement (Series A)
dated as of           , 200      between Liberty Global, Inc. and Grantee
 A-1

Exhibit B
To
Stock Appreciation Rights Agreement (Series A)
Dated as of                , 200       between Liberty Global, Inc. and Grantee
NOTICE OF EXERCISE OF STOCK APPRECIATION RIGHT
FOR LIBERTY GLOBAL, INC. SERIES A COMMON STOCK
TO: Liberty Global, Inc., Legal Department
FROM:                                                              (Grantee)
DATE:
     The undersigned hereby elects to exercise the following Free-Standing SAR as to the number of SARs indicated below pursuant to and subject to the provisions of the Liberty Global, Inc. (“LGI”) 2005 Incentive Plan and the applicable stock appreciation rights agreement.

1.	Date of grant of Free-Standing SAR and grant number:

2.	Base Price of SARs:

3.	Number of SARs being exercised:

4.	Country of Employment:

5.	Employer Company:

6.	Check applicable delivery instructions below for payment of the consideration payable:

[ ] I instruct LGI to deliver the LBTYA shares to the following account or address:

[ ] I instruct LGI to deliver any cash payment to the following address:

[ ] If LGI elects to deliver any cash payment by electronic transfer, I instruct LGI to deliver such payment to the following account:

     I understand that the above-described Free-Standing SAR will be considered exercised as to the number of SARs indicated above upon receipt of this Notice of Exercise by LGI. I also understand that LGI or a Subsidiary will withhold any amounts required by law for the payment of applicable taxes with respect to my exercise of the SARs or any amounts owing to LGI or a Subsidiary.

[Signature of Grantee]

Address

City/State/Zip

Country

E-mail address
 B-1

Exhibit C
to
Stock Appreciation Rights Agreement (Series A)
dated as of _________, 200___ between Liberty Global, Inc. and Grantee
Designation of Beneficiary
     I,                                                                                                       (the “Grantee”), hereby declare that upon my death                                                                                                       (the “Beneficiary”) of
                                         Name
,

Street Address	City	State	Zip Code
who is my                                                                                                                                             , will be entitled to the
                     Relationship to Grantee
SARs and all other rights accorded the Grantee by the above-referenced grant agreement (the “Agreement”).
          It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary’s survival of the Grantee’s death. If any such condition is not satisfied, such rights will devolve according to the Grantee’s will or the laws of descent and distribution.
          It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee’s death.

Date	Grantee

C-1